UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On June 7, 2021, Joseph J. Ferra, Jr., notified Syros Pharmaceuticals, Inc. (the “Company”) of his decision to resign from his position as Chief Financial Officer (and principal financial and accounting officer), effective June 15, 2021. Mr. Ferra’s resignation is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls. Mr. Ferra will remain at the Company as a consultant through July 23, 2021 in order to support the transition of his responsibilities. The Company is currently engaged in a search process for a new Chief Financial Officer.

(c)

On June 8, 2021, the Board of Directors (the “Board”) of the Company appointed Nancy Simonian, M.D., the Company’s President and Chief Executive Officer, as the Company’s interim principal financial officer and principal accounting officer effective June 16, 2021. Biographical information for Dr. Simonian is available in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2021 in connection with the Company’s 2021 annual meeting of stockholders, such information being incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 8, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1.	The election of three Class II directors, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders and until his successor has been duly elected and qualified.

Nominees	For	Withheld	Broker Non-Votes
Srinivas Akkaraju, M.D., Ph.D.	37,137,769	7,043,727	8,483,036
Phillip A. Sharp, Ph.D.	38,015,937	6,165,559	8,483,036
Richard A. Young, Ph.D.	37,506,388	6,675,108	8,483,036

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For:	52,644,694
Against:	11,984
Abstain:	7,854

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: June 10, 2021	By:	/s/ Nancy Simonian, M.D.
Nancy Simonian, M.D. President & Chief Executive Officer